Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets [Abstract]
GOODWILL AND INTANGIBLE ASSETS

10. GOODWILL AND INTANGIBLE ASSETS

In accordance with FASB ASC 350, the Company tests goodwill for impairment annually at year end and the current year analysis was performed at December 31, 2012.

In performing step one of the impairment analysis as defined by FASB ASC 350, the market value assigned to the Company’s stock was based upon an acquisition value relative to recent acquisition transactions by companies in the Company’s geographic proximity and comparable size. The acquisition value is sensitive to both the fluctuation of the Company’s stock price and the stock price and equity of peer companies. The analysis resulted in an estimated Company fair value above its carrying value, and therefore the Company was deemed to have no goodwill impairment during 2012. During the year ended December 31, 2011, the Company did not record a goodwill impairment charge. A goodwill impairment charge of $89.7 million was recorded in the year ended December 31, 2010. This was the total accumulated impairment of goodwill for the years ended December 31, 2012, 2011 and 2010.

The Company has a core deposit premium intangible asset that resulted from previous acquisitions. The carrying value of this asset was $3.3 million, and $6.9 million, at December 31, 2012 and 2011, respectively. The Company incurred amortization expense of $3.7 million, on its core deposit intangible during each of the years ended December 31, 2012, 2011 and 2010.

Information regarding the Company’s expected amortization expense is as follows:

AMORTIZATION OF INTANGIBLE ASSETS

Amount
Expected for Years Ended December 31,
2013	2,708
2014	554
Thereafter	—

Total	$3,262